SUPPLEMENT TO THE PROSPECTUS OF

TCW FUNDS, INC.

Dated: February 27, 2006

Under the section titled “Buying Shares” at page 36 the sentence “Orders for the Money Market Fund must be received by the Fund by 12:00 p.m. Eastern time” is deleted and the following is substituted:

Purchase orders for shares of the Money Market Fund are accepted on each day both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York are open for business (“Business Day”). Currently the only scheduled days on which the NYSE is open and the Federal Reserve Bank of New York is closed are Columbus Day and Veterans’ Day. The only scheduled day the Federal Reserve Bank of New York is open and the NYSE is closed is Good Friday.

A purchase order is made in the Money Market Fund on the Business Days when the money is received electronically by the Money Market Fund’s transfer agent by 4:00 p.m. Eastern time. A check received by the Fund’s transfer agent is purchased into the Money Market Fund on the following Business Day. The Money Market Fund may at its discretion reject any purchase order for its shares. The Money Market Fund deadline for accepting purchase orders when the bond markets or the Federal Reserve Bank of New York closes early shall be 1:00 p.m. Eastern time. Early close days are those recommended by the Bond Market Association.

Under the section titled “Selling Shares” at page 37 the following sentences are added:

Redemption orders will be accepted on Business Days and must be transmitted to the Money Market Fund’s transfer agent by 4:00 p.m. Eastern time. The Money Market Fund deadline for accepting redemption orders when the bond markets or the Federal Reserve Bank of New York closes early shall be 1:00 p.m. Eastern time. Early close days are those recommended by the Bond Market Association.

November 1, 2006

TCWfip 11/2006